                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as of
                                                   ---------
May 2, 2002, among Storage Computer Corporation, a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each a
 -------
"Purchaser" and collectively the "Purchasers").
 ---------                        ----------

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, shares of the Company's common stock, $.001 par value per share, and certain Warrants (as defined below), as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                    ARTICLE I.
                                   DEFINITIONS

         1.1      Definitions. In addition to the terms defined elsewhere in
                  -----------
this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

                  "Affiliate" means any Person that, directly or indirectly
                   ---------
through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule
144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "Business Day" means any day except Saturday, Sunday and any
                   ------------
day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "Closing" means the closing of the purchase and sale of the
                   -------
Securities pursuant to Section 2.1.
                       -----------

                  "Closing Date" means the date of the Closing.
                   ------------

                  "Commission" means the Securities and Exchange Commission.
                   ----------

                  "Common Stock" means the common stock of the Company, $.001
                   ------------
par value per share, and any securities into which such common stock may hereafter be reclassified.

                  "Common Stock Equivalents" means any securities of the Company
                   ------------------------
or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

                  "Company Counsel" means Peabody & Arnold LLP, counsel to the
                   ---------------
Company.

                  "Effective Date" means the date that the Registration
                   --------------
Statement is first declared effective by the Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
amended.

                  "Per Unit Purchase Price" means $5.00.
                   -----------------------

                  "Person" means an individual or corporation, partnership,
                   ------
trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Proceeding" means an action, claim, suit, investigation or
                   ----------
proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Purchaser Counsel" means Robinson Silverman Pearce Aronsohn &
                   -----------------
Berman LLP.

                  "Registration Statement" means a registration statement
                   ----------------------
meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

                  "Registration Rights Agreement" means the Registration Rights
                   -----------------------------
Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit B hereto.
                           ---------

                  "Rule 144," means Rule 144 promulgated by the Commission
                   --------
pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities" means the Shares, the Warrants and Warrant
                   ----------
Shares.

                  "Securities Act" means the Securities Act of 1933, as amended.
                   --------------

                  "Shares" means the shares of Common Stock issued or issuable
                   ------
to the Purchasers pursuant to this Agreement.

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                  "Strategic Transaction" means a transaction or relationship in
                   ---------------------
which the Company issues shares of Common Stock to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives material benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

                  "Subsidiary" means any subsidiary of the Company that is
                   ----------
required to be listed in Schedule 3.1(a) of the Disclosure Schedules.

                  "Trading Day" means (i) a day on which the Common Stock is
                   -----------
traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

                  "Trading Market" means the American Stock Exchange, the New
                   --------------
York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market on which the Common Stock is listed or quoted for trading on the date in question.

                  "Transaction Documents" means this Agreement, the Registration
                   ---------------------
Rights Agreement, the Transfer Agent Instructions, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                   "Warrants" means the Common Stock purchase warrants, in the
                    --------
form of Exhibit A, issuable to the Purchasers at Closing.
        ---------

                  "Warrant Shares" means the shares of Common Stock issuable
                   --------------
upon exercise of the Warrants.

                                   ARTICLE II.
                                PURCHASE AND SALE

         2.1      Closing. Subject to the terms and conditions set forth in this
                  --------
Agreement, at the Closing, the Company shall issue and sell to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, the Shares and the Warrants for an aggregate purchase price set forth below all of the Purchasers address on the signature pages to this Agreement. The Closing shall take place at the offices of Purchaser Counsel on the first Trading Day immediately following the execution of this Agreement or at such other location or such later date as the parties shall agree.

         2.2      Deliveries.
                  -----------

                  (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

                           (i)      a certificate evidencing a number of Shares
equal to the subscription amount indicated below such Purchaser's name on the signature page of this Agreement divided by the Per Unit Purchase Price, registered in the name of such Purchaser;

                           (ii)     a legal opinion of Company Counsel, in
agreed form, addressed to the Purchasers;

                           (iii)    a Warrant, registered in the name of such
Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock equal to 40% of the Shares to be issued to such Purchaser at the Closing;

                           (iv)     this Agreement and a Registration Rights
Agreement, each duly executed by the Company; and

                           (v)      the Transfer Agent Instructions, in the form
attached hereto as Exhibit C, executed by the Company and delivered to and
                   ---------
acknowledged by the Company's transfer agent

                  (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, the subscription amount indicated below such Purchaser's name on the signature page of this Agreement less $15,000 in payment of the balance of the legal fees and expenses incurred by the Purchasers in connection with the preparation and negotiation of the Transaction Documents, as contemplated by Section 5.1 hereof.


                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1      Representations and Warranties of the Company. The Company
                  ---------------------------------------------
hereby makes the following representations and warranties to each Purchaser:

                  (a)      Subsidiaries. The Company has no direct or indirect
                           ------------
subsidiaries other than those listed in Schedule 3.1(a) of the Disclosure
                                        ---------------
Schedules. Except as disclosed in Schedule 3.1(a) of the Disclosure Schedules,
                                  ---------------
the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the
                                                            -----
issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

                  (b)      Organization and Qualification. Each of the Company
                           ------------------------------
and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").
                                        -----------------------

                  (c)      Authorization; Enforcement. The Company has the
                           --------------------------
requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (d)      No Conflicts. The execution, delivery and performance
                           ------------
of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses

(ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (e)      Filings, Consents and Approvals. Except as set forth
                           -------------------------------
in Schedule 3.1(e) of the Disclosure Schedules, the Company is not required to
   ---------------
obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing with the Commission of the Registration Statement, the application(s) to each Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, applicable Blue Sky filings and any shareholder approval required to be obtained pursuant to the rules and regulations of the Trading Market to the extent that such shareholder approval is required to be obtained in accordance with the provisions of Section 11(c) of the Warrants (collectively, the "Required
                                                                --------
Approvals").
---------

                  (f)      Issuance of the Securities. The Securities are duly
                           --------------------------
authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

                  (g)      Capitalization. The number of shares and type of all
                           --------------
authorized, issued and outstanding capital stock of the Company is set forth in
Schedule 3.1(g)(i) of the Disclosure Schedules. Except as set forth in Schedule
------------------                                                     --------
3.1(g)(ii) of the Disclosure Schedules, no securities of the Company are
----------
entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g)(iii) of the Disclosure Schedules, there are no
             --------------------
outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities, except as set forth in Schedule 3.1(g)(iv) of the Disclosure
                                   -------------------
Schedules.

                  (h)      SEC Reports; Financial Statements. The Company has
                           ---------------------------------
filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the
                                        -----------
Disclosure Schedules
to this Agreement, the "Disclosure Materials") on a timely basis or has received
                        --------------------
a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has delivered to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as
                                                            ----
may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i)      Material Changes. Since the date of the latest
                           ----------------
audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

                  (j)      Litigation. Except as set forth in the SEC Reports,
                           ----------
there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or
    ------
enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k)      Labor Relations. No material labor dispute exists
                           ---------------
or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (l)      Compliance. Neither the Company nor any Subsidiary
                           ----------
(i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (m)      Regulatory Permits. The Company and the Subsidiaries
                           ------------------
possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material
                                                                        --------
Permits"), and neither the Company nor any Subsidiary has received any notice of
-------
proceedings relating to the revocation or modification of any Material Permit.

                  (n)      Title to Assets. The Company and the Subsidiaries
                           ---------------
have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                  (o)      Patents and Trademarks. The Company and the
                           ----------------------
Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has
 ----------------------------
received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (p)      Insurance. The Company and the Subsidiaries are
                           ---------
insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q)      Transactions With Affiliates and Employees. Except as
                           ------------------------------------------
set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (r)      Internal Accounting Controls. The Company and the
                           ----------------------------
Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (s)      Solvency. Based on the financial condition of the
                           --------
Company immediately following the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (t)      Certain Fees. Except as described in Schedule 3.1(t)
                           ------------                         ---------------
of the Disclosure Schedules, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (u)      Private Placement. Assuming the accuracy of the
                           -----------------
Purchasers representations and warranties set forth in Section 3.2(b)-(f), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market and no shareholder approval is required for the Company to fulfill its obligations under the Transaction Documents, including issuing and delivering to the Purchasers the maximum number of Shares contemplated by this Agreement and the maximum number of Warrant Shares issuable upon exercise in full of the Warrants based on their present exercise price.

                  (v)      Form S-3 Eligibility. The Company is eligible to
                           --------------------
register the resale of its Common Stock for resale by the Purchasers under Form S-3 promulgated under the Securities Act.

                  (w)      Listing and Maintenance Requirements. The Company has
                           ------------------------------------
not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements of the Trading Market.

                  (x)      Investment Company. The Company is not, and is not an
                           ------------------
Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (y)      Registration Rights. Except as described in Schedule
                           -------------------                         --------
3.1(y) of the Disclosure Schedules, the Company has not granted or agreed to
------
grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (z)      Application of Takeover Protections. The Company and
                           -----------------------------------
its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (aa)     Disclosure. The Company confirms that neither the
                           ----------
Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         3.2      Representations and Warranties of the Purchasers. Each
                  ------------------------------------------------
Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

                  (a)      Organization; Authority. Such Purchaser is an entity
                           -----------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitutes the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b)      Investment Intent. Such Purchaser is acquiring the
                           -----------------
Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c)      Purchaser Status. At the time such Purchaser was
                           ----------------
offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants, it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

                  (d)      Experience of such Purchaser. Such Purchaser, either
                           ----------------------------
alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e)      General Solicitation. Such Purchaser is not
                           --------------------
purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f)      Access to Information. Such Purchaser acknowledges
                           ---------------------
that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

         The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Section 3.2.

                                    ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1      Transfer Restrictions.
                  ---------------------

                  (a) Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in
Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any the Securities:
                 --------------

                  [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Securities and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing Securities shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Securities issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) If the Company fails to deliver or cause to be delivered to any Purchaser a certificate representing any Securities by the fifth (5th) Trading Day after the date on which delivery of such certificate is required by any Transaction Document, the Company shall pay to such Purchaser, in cash, as liquidated damages and not as a penalty, $5,000 for each day after such fifth (5th) Trading Day until such certificate is delivered. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

         4.2      Furnishing of Information. As long as any Purchaser owns
                  -------------------------
Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.3      Integration. The Company shall not, and shall use its best
                  -----------
efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities by the Company to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

         4.4      Subsequent Placements.
                  ---------------------

                  (a) Prior to the expiration of the 30th Trading Day after the Effective Date (as extended hereunder), the Company shall not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of any of its or the Subsidiaries' equity or Common Stock Equivalents.

                  (b) Except as set forth on Schedule 4.4(b) to the Disclosure Schedule, the Company shall not, prior to the expiration of the 30th Trading Day after the Effective Date (as extended hereunder), directly or indirectly, file a registration statement (other than on Form S-8 or pursuant to the Registration Rights Agreement) with the Commission with respect to any securities of the Company.

                  (c) Notwithstanding the provisions of Section 4.4(a), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of any of its or the Subsidiaries' equity or Common Stock Equivalents (such offer, sale, grant, disposition or announcement being referred to as "Subsequent Placement") from the Closing Date
                                   --------------------
until the later of (x) the 90th Trading Day after the Closing Date and (y) the 30th Trading Day following the Effective Date, unless (i) the Company delivers to each Purchaser a written notice (the "Subsequent Placement Notice") of its
                                         ---------------------------
intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto and (ii) such Purchaser shall not have notified the Company by 6:30 p.m. (New York City time) on the tenth Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its designee to provide), subject to completion of mutually acceptable documentation, all or part of such financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to so notify the Company of their willingness to participate in full in the Subsequent Placement, the Company may effect the remaining portion of such Subsequent Placement on the terms and to the Persons set forth in the Subsequent Placement Notice. The Company shall provide the Purchasers with a second Subsequent Placement Notice and the Purchasers will again have the right of first refusal set forth in this Section 4.4(c), if the Subsequent Placement subject to the initial Subsequent Placement Notice is not consummated for any reason on the terms set forth in such Subsequent Notice within 30 Trading Days after the date of the initial Subsequent Placement Notice with the Person identified in the Subsequent Placement Notice. If the Purchasers indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser will be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro rata portion of the aggregate purchase price paid for the Securities under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount in excess of the amount set forth in the Subsequent Placement Notice.

                  (d) The 30 Trading Day-period set forth in Sections 4.4(a) and (b) above, and the 90 Trading Day- and 30 Trading Day-periods set forth in Section 4.4(c) above shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of Shares and Warrant Shares.

                  (e) The restrictions contained in Sections 4.4(a) and (c) shall not apply to any grant or issuance by the Company of any of the following:

                           (i)      any grant of an option or warrant for Common
Stock or issuance of any shares of Common Stock upon the exercise of any options or warrants to employees, officers and directors of or consultants to the Company pursuant to any stock option plan, employee stock purchase plan or similar plan or incentive or consulting arrangement approved by the Company's board of directors;

                           (ii)     any rights or agreements to purchase Common
Stock or Common Stock Equivalents outstanding on the date hereof and as specified in Schedule 3.1(g) of the Disclosure Schedules (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, the terms set forth therein, or the exercise price set forth therein);

                           (iii)    any Common Stock or Common Stock Equivalents
issued for consideration other than cash pursuant to a merger, consolidation, acquisition or other similar business combination;

                           (iv)     any issuances of Common Stock or Common
Stock Equivalents to a Person in connection with a Strategic Transaction; and

                           (v)      any shares of Common Stock issued upon the
exercise of the Warrant or any similar warrant issued pursuant to this Agreement.

         4.5      Securities Laws Disclosure; Publicity. The Company shall (i)
                  -------------------------------------
no later than the first Business Day following the Closing Date issue a press release or file a Current Report on Form 8-K, in any case reasonably acceptable to the Purchasers, disclosing the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement without the prior consent of the other, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the

Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

         4.6      Reimbursement. If any Purchaser becomes involved in any
                  -------------
capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder), solely as a result of such Purchaser's acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

         4.7      Indemnification of Purchasers. The Company will indemnify and
                  -----------------------------
hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Purchaser Party may suffer or incur as a result of or relating to
(a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Documents; or (b) any cause of action, suit or claim brought or made against such Purchaser Party and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents. The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         4.8      Shareholders Rights Plan. No claim will be made or enforced by
                  ------------------------
the Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

         4.9      Non-Public Information. The Company covenants and agrees that
                  ----------------------
neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.10     Use of Proceeds. The Company shall use the net proceeds from
                  ---------------
the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices and payments of up to $15,000 per month to certain executive officers of the Company pursuant to outstanding notes), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

                                    ARTICLE V.
                                  MISCELLANEOUS

         5.1      Fees and Expenses. The Company has agreed to pay $25,000 to
                  -----------------
Purchaser Counsel (of which $10,000 has been received) as reimbursement for the Purchasers' legal and other fees and expenses incurred in connection with the investigation and negotiation of the transaction and the preparation and negotiation of the Transaction Documents. Accordingly, in lieu of the foregoing payments, the Company, on the Closing Date, will pay to Purchaser Counsel $15,000 (the remaining portion of the $25,000 not yet paid). Except as specified in the immediately preceding sentence and as contemplated in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

         5.2      Entire Agreement. The Transaction Documents, together with the
                  ----------------
Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3      Notices. Any and all notices or other communications or
                  -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day,

(c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:         Storage Computer Corporation
                                    11 Riverside Street
                                    Nashua NH 03062-1373
                                    Attn: Peter N. Hood, Chief Financial Officer
                                    Fax No.: (603) 889-7232

         With a copy to:            Peabody & Arnold LLP.
                                    50 Rowes Wharf
                                    Boston, MA 02110-3342
                                    Attn: Anil Khosla, Esq.
                                    Fax No.: (617) 951-2125

         If to a Purchaser:         To the address set forth under such
                                    Purchaser's name on the signature pages
                                    hereof

         With a copy to:            Robinson Silverman Pearce Aronsohn &
                                    Berman LLP
                                    1290 Avenue of the Americas
                                    New York, NY 10104
                                    Attn: Eric L. Cohen
                                    Fax No.: 212-541-1432 and 212-541-4630

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4      Amendments; Waivers. No provision of this Agreement may be
                  -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.5      Construction. The headings herein are for convenience only, do
                  ------------
not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.6      Successors and Assigns. This Agreement shall be binding upon
                  ----------------------
and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the

Purchasers. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers."

         5.7      No Third-Party Beneficiaries. This Agreement is intended for
                  ----------------------------
the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.6 and 4.7.

         5.8      Governing Law. All questions concerning the construction,
                  -------------
validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.9      Survival. The representations, warranties, agreements and
                  --------
covenants contained herein shall survive the Closing and the delivery and exercise of the Securities, as applicable, until the fifth (5th) anniversary of the Closing Date.

         5.10     Execution. This Agreement may be executed in two or more
                  ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.11     Severability. If any provision of this Agreement is held to be
                  ------------
invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12     Rescission and Withdrawal Right. Notwithstanding anything to
                  -------------------------------
the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         5.13     Replacement of Securities. If any certificate or instrument
                  -------------------------
evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         5.14     Remedies. In addition to being entitled to exercise all rights
                  --------
provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.15     Payment Set Aside. To the extent that the Company makes a
                  -----------------
payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.16     Independent Nature of Purchasers' Obligations and Rights. The
                  --------------------------------------------------------
obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

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                    SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                     STORAGE COMPUTER CORPORATION

                                     By:          /  S  /
                                     Name:     Peter N. Hood
                                     Title:    Chief Financial Officer

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                                     Name of Purchaser:

                                     By:    See attached list of Purchasers
                                     Name:  ____________________________________
                                     Title: ____________________________________


                                     Subscription Amount:             $[_______]

                                     Address for Notice:

                                     ________________________

                                     ________________________
                                     Facsimile No.:
                                     Telephone No.:
                                     Attn:

                                     With a copy to:
                                     Robinson Silverman Pearce Aronsohn & Berman
                                     LLP 1290 Avenue of the Americas
                                     New York, NY  10104
                                     Facsimile No.: (212) 541-4630 and
                                     (212) 541-1432
                                     Attn: Eric L. Cohen, Esq.

                               LIST OF PURCHASERS
                               ------------------

     Securities Purchase Agreement Dated May 2, 2002 between Storage Computer
                          Corporation and the Purchasers.

       .   ZLP Master Technology Fund
           45 Broadway - 28th floor
           New York, NY 10006
           Number of shares                           250,000

       .   Alpha Capital Aktiengesellschaft
           Pradafant 7
           Furstentums 9490
           Vaduz, Liechtenstein
           Number of shares                           150,000

                    Mail all Documents to:
                    LH Financial
                    160 Central Park South, Suite 2701
                    New York, NY 10019
                    Att: Mr. Brian Shatz

       .   Euram Cap Strat. "A" Fund Limited
           666 Dundee Rd, Suite 1901
           Northbrook, IL 60062
           Number of shares                           100,000

       .   Crescent International Ltd.
           c/o GreenLight (Switzerland) S.A.
           84, av. Louis-Casai
           P.O. Box 161
           CH - 1216 Cointrin/Geneva
           Switzerland
           Number of shares                           100,000